Barclays Capital
Global Financial Services Conference
Kevin Kabat
Vice Chair & Chief Executive Officer
September 8, 2014
Refer to earnings release dated July 17, 2014 and
10-Q dated August 7, 2014 for further information
Exhibit 99.1
Fifth Third Bank | All Rights Reserved

Solid 1H14 profitability results
PPNR

/ Average assets
Total Payout Ratio
Price to Book Value ROAA
…supporting strong returns to shareholders… Strong pre-provision profitability…
Relative position not yet reflected in valuation. …and driving above average profitability.
1 Annualized; excludes securities gains / losses for FITB and peers. Non-GAAP measure; See Reg. G reconciliation in appendix.
Source: SNL Financial and company reports. Data as of 2Q14. Price to Book as of 9/3/14. Total payout ratio calculated based on dividends declared and shares repurchased using average stock price during the period.
2
Fifth Third Bank | All Rights Reserved
2.56%
2.13%
1.91%
1.90%
1.84%
1.77%
1.57%
1.54% 1.52%
1.42%
1.38%
1.06%
USB WFC PNC MTB FITB BBT HBAN STI RF KEY CMA ZION
112%
80%
76%
75%
73%
64%
46%
44%
41%
38%
20%
8%
HBAN KEY FITB CMA USB WFC BBT MTB PNC STI RF ZION
Dividends Share Repurchases
1.58%
1.54%
1.32%
1.17% 1.16%
1.15%
1.05%
1.03%
1.03%
0.91%
0.90%
0.80%
USB WFC PNC FITB MTB BBT RF HBAN KEY STI CMA ZION
201%
165%
149%
138%
127%
124%
122%
117%
113%
96%
95%
87%
USB WFC MTB HBAN BBT CMA FITB KEY PNC STI ZION RF

Broad scope of products and services
addressing the needs of wide array of customers
Consumer Lending Branch Banking Wealth Management Wholesale Banking
Retail Bank
Cards
Mortgage
Auto
2013 total revenue of $560MM
2013 average loans of $2.0B
2013 average core deposits of $8.8B
$27B assets under management
$305B assets under care
2013 total revenue of $2.6B
2013 average loans of $47.3B
2013 average core deposits of $30.2B
2013 total revenue of $2.0B
2013 average loans of $17.5B
1,309 banking centers
2,619 ATMs
12 states
2013 total revenue of $1.1B
2013 average loans of $22.2B
Private Bank
Retail Brokerage
Institutional Services
Commercial Bank
Footprint
Business
Lines
Highlights
Diversified financial services company with local orientation and strong national businesses
In footprint markets
National commercial banking
In footprint markets
National consumer lending
Fifth Third Bank | All Rights Reserved

Key strategies in the commercial bank
driving success
Healthcare
• Expanded suite of
products designed to
meet full range of
healthcare clients’ needs
• Innovative cash
management solutions
simplify cash handling
and improve cash flow
Currency Processing
Solutions
Segment
Specialization
Industry
Specialization
Treasury
Management
Capabilities
Energy
• Launched in 3Q12
• Focused on extraction and
distribution (upstream /
downstream)
Commercial Real Estate
• Centralized group focused
on select opportunities
• Target clients:
businesses that
generate $500MM to
$2B in revenue
• Investments in capital
markets capabilities
• “Lead left” strategy
Mid-Corporate
• Streamline processes,
reduce costs and
maximize convenience
Commercial Card
Solutions
CONSULTATIVE SALES APPROACH

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Key strategies in the commercial bank
driving success
• Commercial banking total revenue in 1H14
increased 6% vs. 1H13
– Growth in capital markets fees driven
by industry verticals
• Continued focus on C&I lending
– 76% of 2Q14 total average commercial
loans and leases (59% 4 years ago)
1 1H11 and 1H12 have not been restated for changes in the structure of the reporting units that occurred in 1Q14.
Fifth Third Bank | All Rights Reserved
662
696
772
814
338
354
403
430
-
200
400
600
800
1,000
1,200
1,400
1H11 1H12 1H13 1H14
Commercial Bank Revenue ($MM)
1
Net Interest Income Noninterest Income
$0
$10
$20
$30
$40
$50
$60
2Q11 2Q12 2Q13 2Q14
Total Avg. Commercial Loans ($B)
Middle Market Energy Healthcare
Large Corporate Mid Corporate CRE
Other
-
20
40
60
80
100
120
1H11 1H12 1H13 1H14
Capital Markets Fees ($MM)
Syndication Fees Foreign Exchange Institutional Sales
Derivatives Commodities

Repositioning consumer bank
with investments and strategic changes
Maximize the value offered and the revenue earned from every relationship
•
Growth in high value segments
Execution consistency
Dedicated team of specialists for focused segmentation
Optimize the current distribution model
•
Redesign branch formats and re-define job categories while preserving revenue streams
•
Testing to break through the previous minimum staffing levels by deploying new technologies
Enhance digital capabilities to lower costs while improving the customer experience
•
Enhancement of customer service levels through the ease and convenience of digital banking
•
Deliver solutions in digital channels for increased sales effectiveness and drive adoption
1
Online banking
47%
50%
Mobile banking
9%
28%
Alternative channel delivery
% of checking households with
Branch transactions
Average monthly trans. in millions
7.7
7.0
6.4
2Q12 2Q13 2Q14
2009 2Q14 2011 2Q14

Fifth Third Bank | All Rights Reserved
2

Repositioning consumer bank
with investments and strategic changes
Consumer deposit activity
Transaction volume by ATM and Mobile channels
Total EOP Consumer Deposits ($B)
excludes CDs
• Remote deposit capture launched in 2012
• All ATMs image-enabled and 49 Smart ATMs
deployed with additional consumer-friendly
upgrades
– Touch-screen and dual screen interface
– Ability to split deposits into two accounts
– Small denomination withdrawals
• Testing smaller technology-focused branch
formats with lower staffing requirements
• Redefining roles of branch personnel and testing
hybrid roles
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12%
22%
31%
0%
10%
20%
30%
40%
2Q12 2Q13 2Q14
$42.8
$45.7
$47.2
$0
$10
$20
$30
$40
$50
2Q12 2Q13 2Q14
(11%)
(22%)
6%
(25%) (20%) (15%) (10%) (5%) 0% 5% 10%
Total Banking
Center Staff
Total Service FTE
Total Sales FTE
Retail Banking Headcount

18-month change (Dec. 2012 - June 2014)

Retail
Brokerage
Private Bank
Institutional
Services
ClearArc
Capital
Mass market and mass affluent clients
Financial elite clients
Consulting, investment and record-keeping services for
corporations, financial institutions, foundations,
endowments and not-for-profit organizations
Provides asset management services to institutional clients
Investment Advisors serves individual and institutional clients with all levels of wealth;
provides for significant cross-sell opportunity
Retail brokerage revenue
($MM)
Assets under management
($B)
Institutional services revenue
($MM)
Assets under management
($B)
Wealth management contributing to
ongoing momentum
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117
144
FY11 FY13
16
21
FY11 2Q14
62
84
FY11 FY13
6.3
6.8
1Q13 2Q14
Teams of professionals dedicated to helping clients
achieve their financial goals
– Retirement, investment and education planning, managed
money, annuities and transactional brokerage services
–
Retirement plans, endowment management, planned
giving and custody services
–
Divested all proprietary mutual funds in 2012 to complete
transition to open architecture
–

Wealth management contributing to
ongoing momentum
• Investment advisory fees excluding mutual
fund revenue increased 19% FY13 vs FY10;
1H14 up 3% vs 1H13
• Shift towards recurring revenue streams;
77% of total revenue is recurring as of 2Q14
compared with 71% in 2010
• Significant cross-sell opportunity
– Private Bank revenue per household
increased 79% 2Q14 compared with 2012
– Number of >$1MM households increased
8% in last 12 months
Noninterest expense ($MM)
Fifth Third Bank | All Rights Reserved
$290
$310
$330
$350
$370
$390
2010 2011 2012 2013
Investment advisory fees ($MM)
$330
$353
$361
$393
$31
$22
$13
IA Fees (excl. mutual fund) Mutual fund fees
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2011 2012 2013
Total Revenue ($MM)
373
396
406
113
117
154
Noninterest Income Net Interest Income
$421
$437
$453
$200
$250
$300
$350
$400
$450
$500
2011 2012 2013

Adding value through newly created
Payments and Commerce Solutions division
Future
Opportunity
Efficiencies
Gained
Competitive
Advantage
• Growing core existing payments
markets
• New market development
• Innovative sector solutions (e.g.
Healthcare and Retail)
• Extensive payments
infrastructure
• Scale and experience in
enrollment, access, support
services, etc.
• Existing customer contacts
and relationships
• Shift from opportunistic
player to proactive market
leader
• Resource optimization
through consolidated card
strategy, product
development, and
operational execution
• Creates a focused and
more nimble organization
with industry expertise
• Incremental revenue
streams reflected on
Commercial and Consumer
Bank P&L through value-
add solution offerings
How we will control expenses
and grow revenue
How we will compete with
non-bank entities
How we will increase our
value proposition
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– Treasury management
– Financial supply chain
management
– Currency processing
solutions
– Card solutions
– Payment security
– Mobile payments
– Cobranded cards and
loyalty

Balance sheet positioning
1 Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
Interest-Earning Assets
Funding
1
• Asset sensitive positioning
• Mix of asset classes (59% commercial, 41%
consumer)
• Disciplined loan growth
• Balance sheet well-positioned for the new
LCR rules
• Minimal reliance on short-term borrowings
• Core deposits represent over 80% of total
liabilities vs. 68% in 2Q07
– Represent approximately 2 percent of total
liabilities
– Focused in areas with strong cross-sell
opportunities (verticals, cap. mkts, TM)
– Additional portfolio leverage or cash
levels to be added to generate higher
buffer to minimum ratio requirements
Fifth Third Bank | All Rights Reserved
Total Average Liabilities ($B)
Fixed
18%
Floating
54%
Non-
Interest
Bearing
28%
Fixed
48%
Floating
52%
Investment
Portfolio
18%
Loans
30%
Investment
Portfolio 3%
0
20
40
60
80
100
120
2Q07 2Q08 2Q09 2Q10 2Q11 2Q12 2Q13 2Q14
Core Deposits CDs- $100K+ S-T Borrowings L-T debt Other
Loans
49%
$116 B
$91 B

Expense discipline
2Q14 Efficiency ratio
Peer median: 64%
Total FTE
• Operating leverage strategic priority in all
environments
• Expect continued improvement in 2014
• Mid-50% efficiency ratio target in normalized
interest rate environment
Noninterest expense ($MM)
Source: SNL Financial and company reports. Efficiency ratio calculated as reported noninterest expense / (net interest income (fully taxable equivalent)+ noninterest income)
• Reduction in FTE includes the impact of branch
and mortgage staffing changes
– 50% of year-over-year decline in mortgage
and 37% in retail
• Carefully managing expenses in response to
revenue environment (total noninterest
expense down 8% year-over-year)
• Continued R&D investments with increased
technology, communications, and equipment
expense in 2014
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1Q12-2Q14 Common Equity Repurchased /
2011 Total Common Equity
Strong capital position
1 Non-GAAP measure; See Reg. G reconciliation in appendix.
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Tier 1 common equity
1
From building capital… …to maintaining
capital at relatively
stable levels…
…through share repurchase activity
Capital generation and overall capital position,
well above current and future requirements,
support balance sheet growth and continued prudent capital return to shareholders.
Fifth Third Bank | All Rights Reserved

Valuable ownership stake in Vantiv, Inc.
March 2009
Significant unrecognized value unlocked
March 2009 – Present
Realizing earning potential
Ongoing impact
Positioned well to generate future value
$2.35 billion  enterprise value
Debt incurred
Equity value
• Equity valuation of $1.1B
– Including $561MM cash payment
related to Advent’s 51% ownership
and put rights
– Fifth Third retained 49% ownership
with additional warrants
Recognized value to date
($MM pre-tax)
• Currently own 23% interest in
Vantiv Holding, LLC, convertible to
Vantiv, Inc. shares (NYSE: VNTV)
– Carrying (book) value of
$384MM as of 6/30/14
– Ownership (market) value of
~$1.4B as of 6/30/14
• Ongoing equity method earnings
• Warrant to purchase additional
shares in Vantiv
– Carried as a derivative asset at
fair value of $412MM as of
6/30/14
• Annual payment corresponding
with tax benefits accruing to Fifth
Third associated with the tax
receivable agreement (TRA)
– FITB realized $9MM in 4Q13
Equity ownership & earnings
Total gains / earnings recognized ~$3.1 billion
$1.10B
$1.25B
Enterprise Value Components
$115
$618
$362
$254
Gain on IPO
Gains on share
sales and TRA
Net put and
warrant
valuation gains
Equity method
earnings
83.9
70.2
48.8
43.0
$0
$20
$40
$60
$80
0
15
30
45
60
75
90
2011 2012 2013 2014 YTD
Class B shares (MM)
Equity method earnings ($MM)
1
1
1
Before Fifth Third’s valuation of warrants, put rights, and minority interest discounts expected to reduce its implied valuation of the business by an estimated $50 million.
• Pre-tax gain of $1.8B
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Investment thesis
Investing in the
future of our
company
Creating
shareholder value
with long-term
focus while
optimizing our
current
opportunities
Continuously
improving all of
our business
platforms to
adapt to changing
environment
Managing
prudently in the
current
competitive
environment
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Cautionary statement
Fifth Third Bank | All Rights Reserved
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

17 Appendix Fifth Third Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2014 2014 2013  2013  2013
Income before income taxes (U.S. GAAP) $606 $438 $561 $604 $841
Add: Provision expense (U.S. GAAP) 76  69  53 51  64
Pre-provision net revenue (a) 682  507 614 655 905
Net income available to common shareholders (U.S. GAAP) 416  309                             383                             421                             582
Add: Intangible amortization, net of tax 1  1  1                                 1                                 1
Tangible net income available to common shareholders 417  310                             384                             422                             583
Tangible net income available to common shareholders (annualized) (b) 1,673  1,257                         1,523                         1,674                         2,338
Average Bancorp shareholders' equity (U.S. GAAP) 15,157  14,862  14,757  14,440  14,221
Less: Average preferred stock (1,119)                        (1,034)                        (703)                           (593)                           (717)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Average intangible assets (17)                              (19)                              (20)                              (22)                              (24)
Average tangible common equity (c) 11,605  11,393                       11,618                       11,409                       11,064
Total Bancorp shareholders' equity (U.S. GAAP) 15,469  14,826  14,589  14,641  14,239
Less:  Preferred stock (1,331)                        (1,034)                        (1,034)                        (593)                           (991)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (17)                              (18)                              (19)                              (21)                              (23)
Tangible common equity, including unrealized gains / losses (d) 11,705  11,358                       11,120                       11,611                       10,809
Less: Accumulated other comprehensive income (382)                           (196)                           (82)                              (218)                           (149)
Tangible common equity, excluding unrealized gains / losses (e) 11,323  11,162                       11,038                       11,393                       10,660
Total assets (U.S. GAAP) 132,562  129,654                     130,443                     125,673                     123,360
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (17)                              (18)                              (19)                              (21)                              (23)
Tangible assets, including unrealized gains / losses (f) 130,129  127,220                     128,008                     123,236                     120,921
Less: Accumulated other comprehensive income / loss, before tax (588)                           (302)                           (126)                           (335)                           (229)
Tangible assets, excluding unrealized gains / losses (g) 129,541  126,918                     127,882                     122,901                     120,692
Common shares outstanding (h) 844                             848                             855                             887                             851
Ratios:
Return on average tangible common equity (b) / (c) 14.4% 11.0% 13.1% 14.7% 21.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.74% 8.79% 8.63% 9.27% 8.83%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.00% 8.93% 8.69% 9.42% 8.94%
Tangible book value per share (d) / (h) $13.86  $13.40  $13.00  $13.09  $12.69
For the Three Months Ended

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2014 2014 2013 2013 2013
Total Bancorp shareholders' equity (U.S. GAAP) $15,469  $14,826 $14,589 $14,641 $14,239
Goodwill and certain other intangibles (2,484)                        (2,490)                        (2,492)                        (2,492)                        (2,496)
Unrealized gains (382)                           (196)                           (82)                              (218)                           (149)
Qualifying trust preferred securities 60  60  60  810  810
Other (19)                              (18)                              19  21                               22
Tier I capital 12,644                       12,182                       12,094                       12,762                       12,426
Less: Preferred stock (1,331)                        (1,034)                        (1,034)                        (593)                           (991)
Qualifying trust preferred securities (60)                              (60)                              (60)                              (810)                           (810)
Qualifying noncontrolling interest in consolidated subsidiaries (1)                                (1)                                (37)                              (39)                              (38)
Tier I common equity (a) 11,252                       11,087                       10,963                       11,320                       10,587
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 117,117                     116,622  115,969  113,801  111,559
Ratio:
Tier I common equity (a) / (b) 9.61% 9.51% 9.45% 9.95% 9.49%
Basel III - Estimated Tier 1 common equity ratio
June March December September
2014 2014 2013 2013
Tier 1 common equity (Basel I) 11,252  11,087                       10,963                       11,320
Add: Adjustment related to capital components 96  99                               82                               88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) 11,348  11,186                       11,045                       11,408
Add: Adjustment related to AOCI 382  196                             82                               218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) 11,730  11,382                       11,127                       11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,465                     122,659                     122,074                     120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.27% 9.12% 9.05% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.58% 9.28% 9.12% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capital; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended